UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On March 16, 2026, Capital Bancorp, Inc.'s (the "Company"), the bank holding company for Capital Bank, N.A., new stock repurchase program became effective. Under the stock repurchase program, the Company is authorized to repurchase up to $15 million of its common stock, par value $0.01 per share ("Common Stock") or an aggregate of 550,000 shares of Common Stock. The shares authorized to be repurchased represent approximately 3.4% of its issued and outstanding Common Stock as of December 31, 2025. The new stock repurchase program will expire on December 31, 2026, but may be limited or terminated at any time without prior notice.
The new stock repurchase program replaces and supersedes the Company's prior stock repurchase program, which was announced in February 2025 and authorized the repurchase of up to $15 million of Common Stock. The Company repurchased 419,643 shares of Common Stock under the prior stock repurchase program, which expired on February 28, 2026.
Under the new stock repurchase program, shares may, at the discretion of management, be repurchased from time to time in open market purchases as market conditions warrant or in privately negotiated transactions, including pursuant to a Rule 10b5-1 plan, all as effected to the extent permitted by applicable law, including pursuant to the safe harbor provided under Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Company is not obligated to purchase any shares under the program and repurchases may be suspended or terminated at any time without notice. The extent to which the Company repurchases its shares of Common Stock and the timing of such purchases will depend upon market conditions, applicable legal requirements and other considerations as may be considered in the Company's sole discretion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: March 18, 2026	By: /s/ Jacob Dalaya
Name: Jacob Dalaya
Title: Chief Financial Officer

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